SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported):                  June 16, 1995




                            THOMAS EDISON INNS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Michigan
                          (State or Other Jurisdiction
                               of Incorporation)

         0-17442                                   38-2730460
   (Commission File Number)                       (IRS Employer
                                              Identification Number)


              500 North Riverside
              St. Clair, Michigan                     48079
      (Address of Principal Executive Offices)      (Zip Code)



      Registrant's Telephone Number, Including Area Code:  (313) 329-2222














Item 1.  Changes in Control of Registrant.

          On or about June 27, 1995, Mr. Robert J. Skandalaris ("Mr. Skandalaris") submitted for filing with the Securities and Exchange Commission Amendment No. 1 to the Schedule 13D which he had previously filed regarding an Irrevocable Option Agreement to Purchase Common Stock and Irrevocable Proxy dated February 3, 1995, between Mr. Skandalaris and Mr. Donald W. Reynolds ("Mr. Reynolds"). In the amended Schedule 13D,
Mr. Skandalaris reports that on June 16, 1995, Messrs. Reynolds and Skandalaris entered into a series of agreements whereby the Irrevocable Proxy was rescinded ab initio and the option was repurchased by Mr. Reynolds for a $500,000 Promissory Note. The Promissory Note is a demand note bearing interest at the rate of 8% per annum. As a result of those agreements, Mr. Skandalaris reports that he no longer has voting or dispositive power over any shares of Thomas Edison Inns, Inc. Based on the foregoing, the Company believes that Mr. Reynolds has sole or shared voting and dispositive power over 870,248 shares (approximately 57.4%) of the Company's Common Stock. A copy of the (i) Rescission Agreement and Amendment No. 1 to Irrevocable Option Agreement to Purchase Common Stock and Irrevocable Proxy, and (ii) Purchase and Sale Agreement, both of which were submitted as exhibits to Mr. Skandalaris' Amendment No. 1 to Schedule 13D, are filed herewith as exhibits.


Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (a)  Financial Statements of Business Acquired.  Not applicable.

     (b)  Pro Forma Financial Information.  Not applicable.

     (c)  Exhibits.  The following exhibits are furnished with the Current
          Report:

     Exhibit No.                        Document
     99(a)               Rescission Agreement and Amendment No. 1 to
                         Irrevocable Option Agreement to Purchase Common
                         Stock and Irrevocable Proxy between Mr. Donald W.
                         Reynolds and Mr. Robert J. Skandalaris, dated
                         June 16, 1995.

     99(b)               Purchase and Sale Agreement between Mr. Donald W.
                         Reynolds and Mr. Robert J. Skandalaris, dated
                         June 16, 1995.






                           -2-
                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THOMAS EDISON INNS, INC.


Date:  June 30, 1995               By /s/ David C. Distad
                                   David C. Distad
                                   Vice President and Chief
                                       Financial Officer
                                       (principal financial and accounting
                                         officer)







































                           -3-
                                 EXHIBIT INDEX


Exhibit                  Document
99(a)          Rescission Agreement and Amendment No. 1
               to Irrevocable Option Agreement to Purchase
               Common Stock and Irrevocable Proxy
               between Mr. Donald W. Reynolds and
               Mr. Robert J. Skandalaris, dated June 16, 1995.

99(b)          Purchase and Sale Agreement between
               Mr. Donald W. Reynolds and
               Mr. Robert J. Skandalaris, dated June 16, 1995.





































                                          -4-
          Please retain this page with the file copy of the document.




[{951810009.0003.JMW}]